                                           Registration Statement No. 333-104268
--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _________________________

                          PRE-EFFECTIVE AMENDMENT NO. 1

                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            _________________________

                          FULTON FINANCIAL CORPORATION
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Pennsylvania                           6720                      23-2195389
            ------------                           ----                      ----------
   (State or other jurisdiction of     (Primary Standard Industrial       (I.R.S. Employer
   incorporation or organization)       Classification Code Number)      Identification No.)

                                 One Penn Square
                          Lancaster, Pennsylvania 17604
                                  717-291-2411
               --------------------------------------------------
               (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              Rufus A. Fulton, Jr.
                      Chairman and Chief Executive Officer
                                 One Penn Square
                          Lancaster, Pennsylvania 17604
                                  717-291-2411
             --------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                            _________________________
                                   Copies to:

       Paul G. Mattaini, Esquire                   Nicholas Bybel, Jr., Esquire
      Kimberly J. Decker, Esquire                      Jean Svoboda, Esquire
  Barley, Snyder, Senft & Cohen, LLC                  Shumaker Williams, P.C.
         126 East King Street                         3245 Simpson Ferry Road
  Lancaster, Pennsylvania 17604-2893               Camp Hill, Pennsylvania 17011

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this Registration Statement becomes effective.

                            _________________________

If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:[_]

                            _________________________

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering.[_]

                            _________________________

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box, and list Securities Act registration statement number of the earlier effective registration statement for the same offering.[_]

----------------------------------------------------------------------------------------------------
                                    CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------
  Title Of Each         Amount To            Proposed           Proposed Maximum       Amount Of
Class Of Securities   Be Registered      Maximum Offering      Aggregate Offering    Registration
 To Be Registered                         Price Per Unit             Price                Fee
----------------------------------------------------------------------------------------------------
                                       **PREVIOUSLY PAID**(1)
----------------------------------------------------------------------------------------------------

(1) The Proposed Maximum Aggregate Offering Price was incorrectly reported in the Calculation of Registration Fee table, as originally filed. The Proposed Maximum Aggregate Offering Price was incorrectly shown as $119,442,089 when it should have correctly been shown as $89,135,886. No additional fee is payable as a result of the change in Proposed Maximum Aggregate Offering Price.

                            _________________________


The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The Registrant has filed this Pre-Effective Amendment No. 1 solely to correct the typographical error contained in the Calculation of Registration Fee table. Specifically, the Proposed Maximum Aggregate Offering Price was incorrectly reported in the Calculation of Registration Fee table as originally filed. The Proposed Maximum Aggregate Offering Price was incorrectly shown as $119,442,089 when it should have correctly been shown as $89,135,886.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Pre-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lancaster, Commonwealth of Pennsylvania, on April 7, 2003.

                                        FULTON FINANCIAL CORPORATION


                                        By: /s/ Rufus A. Fulton, Jr.
                                            ------------------------------------
                                            Rufus A. Fulton, Jr., Chairman and
                                            Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                           CAPACITY                           DATE
 *                                  Director                           April 7, 2003
---------------------------
Jeffrey A. Albertson

                                    Director                           April 7, 2003
 *
---------------------------
Donald W. Bowman, Jr.

                                    Senior Vice President and          April 7, 2003
 *                                  Controller (Principal Accounting
---------------------------         Officer)
Beth Ann L. Chivinski

                                    Director                           April 7, 2003
 *
---------------------------
Harold D. Chubb

                                    Director                           April 7, 2003
 *
---------------------------
William H. Clark, Jr.

                                    Director                           April 7, 2003
 *
---------------------------
Craig A. Dally

                                    Director                           April 7, 2003
 *
---------------------------
Frederick B. Fichthorn

                                    Director                           April 7, 2003
 *
---------------------------
Patrick J. Freer

 *                                  Chairman of the Board, Chief       April 7, 2003
---------------------------         Executive  Officer, and Director
Rufus A. Fulton, Jr.                (Principal Executive Officer)

 *                                  Director                           April 7, 2003
---------------------------
Eugene H. Gardner
                                    Director                           April 7, 2003
 *
---------------------------
Robert D. Garner

                                    Director                           April 7, 2003
 *
---------------------------
J. Robert Hess

                                    Director                           April 7, 2003
 *
---------------------------
George W. Hodges

                                    Director                           April 7, 2003
 *
---------------------------
Carolyn R. Holleran

 *                                  Director                           April 7, 2003
---------------------------
Clyde W. Horst
                                    Director                           April 7, 2003
 *
---------------------------
Samuel H. Jones, Jr.
                                    Director                           April 7, 2003
 *
---------------------------
Donald W. Lesher, Jr.
                                    Director                           April 7, 2003
 *
---------------------------
Joseph J. Mowad, M.D.
 *                                  Senior Executive Vice President    April 7, 2003
---------------------------
Charles J. Nugent                   and Chief Financial Officer
                                    (Principal Financial Officer)

 *                                  Director                           April 7, 2003
---------------------------
Mary Ann Russell
                                    Director                           April 7, 2003
 *
---------------------------
John O. Shirk

                                    President, Chief Operating         April 7, 2003
 *                                  Officer and Director
---------------------------
R. Scott Smith, Jr.
                                    Director                           April 7, 2003
 *
---------------------------
James K. Sperry

                                    Director                           April 7, 2003
 *
---------------------------
Kenneth G. Stoudt

*  By: _________________________________
       George R. Barr, Attorney in Fact